CONSENT OF GUARANTOR
                   AND AMENDMENT NO. 2 TO CORPORATE GUARANTEE
                           AND SUBORDINATION AGREEMENT


     The undersigned, RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation ("Guarantor"), hereby acknowledges that Guarantor executed and delivered to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), a Corporate Guarantee and Subordination Agreement dated as of November 23, 1998 (the "Original Guarantee"), as amended by that certain Consent of Guarantor and Amendment No. 1 to Corporate Guarantee and Subordination Agreement (the "First Amendment" and together with the Original Guarantee, "Guarantee Agreement") guaranteeing performance of the obligations of CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS LOS CABOS, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS PUERTO VALLARTA, S. de R.L. de
C.V., a Mexican limited responsibility corporation with variable capital; CORPORACION MEXITUR, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, and CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, (individually, collectively, jointly and severally, "Original Borrower"), to Lender under the Agreement, the Note and the Receivables Loan Documents (as the terms "Agreement," "Note" and "Receivables Loan Documents" are defined in the Guarantee Agreement). All terms used herein with initial capital letters, to the extent not otherwise defined in the Guarantee Agreement or this Instrument, shall have the meanings given such terms in the Agreement.

     Guarantor hereby acknowledges that pursuant to the terms of that certain Amendment No. 1 to First Amended and Restated Loan and Security Agreement ("Agreement Amendment No. 1") of even date herewith, Lender proposes to, inter alia, (i) to increase the amount of the Inventory Loan from Thirteen Million Five Hundred United States Dollars (U.S. $13,500,000) to Sixteen Million Five Hundred United States Dollars (U.S. $16,500,000) (the "Increased Inventory Loan"), (ii) make each of Promotora Villa Vera, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("Promotora") and Villa Vera Resort, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("Villa Vera") additional borrowers and obligors under the Receivables Loan Documents (as that term is redefined in the First Amendment),
(iii) to modify certain covenants contained in the Agreement, which covenants include the pledging by Promotora and Villa Vera to Lender of certain real property interests owned by Promotora and Villa Vera, and (iv) to increase the Maximum Loan Amount from Thirty Two Million United States Dollars (U.S. $32,000,000) to Thirty Four Million United States Dollars ($34,000,000), subject to certain limitations imposed by the Indenture.

     Guarantor further acknowledges that (i) the Increased Inventory Loan will be evidenced by an Amended and Restated Inventory Promissory Note (the "Amended Inventory Loan Note") to be executed and delivered to Lender by Original Borrower, Promotora and Villa Vera simultaneously with execution of the Agreement Amendment No. 1, (ii) pursuant to the terms and conditions of the Agreement Amendment No. 1, Lender and the Original Borrower are modifying and amending certain of the Receivables Loan Documents (such modifications being hereinafter referred to as the "Loan Document Modifications"), which Loan Document Modification shall include, without limitation, the execution by the Original Borrower, Promotora and Villa Vera of an Amended and Restated Receivables Promissory Note (the "Amended Receivables Loan Note") and (iii) further pursuant to the terms and conditions of the Agreement Amendment No. 1, Promotora and Villa Vera are joining in, jointly and severally with each other and with each of the entities constituting Original Borrower, as parties to and borrowers and obligors under the Agreement and all of the other Receivables Loan Documents.

     Guarantor consents to the making and execution by the Original Borrower, Promotora and Villa Vera of the Agreement Amendment No. 1, the Amended Inventory Loan Note, the Amended Receivables Loan Note and the other Loan Document Modifications, consents to the joinder by Promotora and Villa Vera as a party to the Agreement and the other Receivables Loan Documents, and agrees that (i) the Guarantee Agreement shall remain in full force and effect, (ii) Guarantor's liability under the Guarantee Agreement shall continue undiminished by and shall

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include the  obligations  of the  Original  Borrower  under the  Agreement,  the
Receivables Loan Documents, the Agreement Amendment No. 1, the Amended Inventory
Loan  Note,  the  Amended   Receivables  Loan  Note,  the  other  Loan  Document
Modifications and any other documents and instruments executed by Original Borrower in connection with the Agreement Amendment No. 1, and shall further include obligations of each of Promotora and Villa Vera under the Agreement, the Receivables Loan Documents, the Agreement Amendment No. 1, the Amended Inventory Loan Note, the Amended Receivables Loan Note and the other Loan Document Modifications, and (iii) all terms, conditions and provisions set forth in the Agreement Amendment No. 1, the Amended Inventory Loan Note, the Amended Receivables Loan Note, the other Loan Document Modifications and all other documents and instruments executed by Original Borrower and Promotora or Villa Vera in connection therewith, are hereby ratified, approved and confirmed.

     The Guarantor hereby confirms that the Guarantee Agreement, as amended through the date hereof, remains in full force and effect. Guarantor hereby reaffirms all of its agreements and covenants contained in the Guarantee
Agreement and reaffirms, as if made on the date hereof, all of its representations and warranties contained in the Guarantee Agreement, except as otherwise set forth on Exhibit 1 attached hereto. Guarantor acknowledges that as of the date hereof, it has (a) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability under the Guarantee Agreement, and (b) no other claim against Lender with respect to any portion of the transactions described in the Receivables Loan Documents, as amended through the date hereof.

     The Guarantee Agreement shall be further amended as follows:

          (a) The reference in the Original Guarantee the term Borrower shall be amended to mean the Original Borrower, Promotora and Villa Vera, jointly and severally.

          (b) The provisions of paragraph 4.1(b) of the Original Guarantee should be amended and restated in its entirety to read as follows:

               (b) Guarantor wholly owns all of the issued and outstanding shares of stock in Raintree Resorts Canada, LLC, Raintree Resorts International Canada Ltd. and Canarias Future, SL; Raintree Resorts Canada, LLC owns Raintree Resorts Holdings ULC: Raintree Resorts International Canada Ltd. owns Whiski Jack Resorts Ltd. and Northface Realty Co. Ltd; Whiski Jack Resorts Ltd. owns Whistler Rental Accommodation Center Ltd.; Canarias Future, SL owns CR Resorts Parent Nominee Holding, LLC; Canarias Future, SL and CR Resorts Parent Nominee Holding, LLC own CR Resorts Capital, S. de R.L. de C.V. and CR Resorts Holding, S. de R.L. de C.V.; CR Resorts Capital, S. de R.L. de C.V. and CR Resorts Parent Nominee Holding, LLC own CR Resorts Remainder Company, S. de R.L. de C.V.; CR Resorts Holding, S. de R.L. de C.V. owns Timeshare Nominee Holding, LLC; CR Resorts Holding, S. de R.L. de C.V. and Timeshare Nominee Holding, LLC own Top Acquisition Sub,
               S. de R.L. de C.V.; Top Acquisition Sub, S. de R.L. de C.V. and Timeshare Nominee Holding, LLC own Desarollos Turisticos Regina,
               S. de R.L. de C.V.,  CR Resorts  Cancun,  S. de R.L. de C.V.,  CR
               Resorts Cabos, S. de R.L. de C.V.; and CR Resorts Puerto Vallarta, S. de R.L. de C.V.; CR Resorts Cancun S. de R.L. de C.V. owns CR Resorts Cancun Timeshare Trust S. de R.L. de C.V.; CR Resort Los Cabos, S. de R.L. de C.V. owns CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V.; CR Resorts Puerto Vallarta,
               S. de R.L. de C.V. owns CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., 99.98% of Promotora Villa Vera, S. de R.L. de C.V. and 99.98% of Villa Vera Resort, S. de R.L. de C.V.; Desarollos Turisticos Regina, S. de R.L. de C.V. owns Corporacion Mexitur, S. de R.L. de C.V., Desarollos Turisticos Integrales Cozumel, S. de R.L. de C.V., 67.85% of Club Regina, S.A. de C.V., Servicios Turisticos Integrales Cobamex, S. de R.L. de C.V., 50% of Corporacion Habitacional Mexicana, S. de R.L. de C.V., .02% of Promotora Villa Vera, S. de R.L. de C.V. and .02% of Villa Vera Resort, S. de R.L. de C.V.

          (c) The provisions of paragraph 4.1(j) of the Original Guarantee shall be amended and restated in its entirety to read as follows:

               (j) From and after December 31, 1999, Guarantor shall maintain a Adjusted Net Worth of not less than the amount set forth below, which shall be subject to a quarterly test by the Lender, commencing on the quarter annual period ending December 31, 1999; to this end, the Guarantor agrees to provide Lender within the

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

               time period and in the form set forth in the Agreement, the financial statements and other financial information and reports concerning Guarantor; for purposes of this Agreement the term (i) Adjusted Net Worth shall mean, with respect to any date of determination, Guarantor's consolidated net worth as determined in accordance with GAAP, minus noncash currency exchange gains to the extent that such gains increased net worth and plus noncash currency exchange losses to the extent that such losses reduced net worth, and (ii) "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States, consistently applied, throughout the period involved and with the prior periods, which shall include the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

                  Test Date:                     Net Worth Covenant (US Dollars)

                  12/31/1999                                     ($ 9,600,000)
                   3/31/2000                                     ($11,800,000)
                   6/30/2000                                     ($16,900,000)
                   9/30/2000                                     ($16,500,000)
                  12/31/2000                                     ($19,200,000)
                   3/31/2001                                     ($15,700,000)
                   6/30/2001                                     ($19,500,000)
                   9/30/2001                                     ($22,000,000)
                  12/31/2001                                     ($27,000,000)

     The Adjusted Net Worth covenant for each succeeding quarter test date following December 31, 2001, throughout the remaining term of the Agreement shall equal the Adjusted Net Worth set forth on reasonably prepared financial projections prepared by Guarantor and approved by Lender reflecting Guarantor's projected financial performance from December 31, 2001 throughout the remaining term of the Agreement, which projection shall be delivered to Lender no later than September 30, 2001. In the event Lender and Guarantor are unable to agree upon the Adjusted Net Worth covenant for the period following December 31, 2001, then such Adjusted Net Worth Covenant for all periods following December 31, 2001 shall equal the more positive of Guarantor's actual Adjusted Net Worth on September 30, 2001 or ($27,000,000).

     THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF ARIZONA. FOR PURPOSES OF THIS PARAGRAPH, THIS INSTRUMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

                            [SIGNATURE PAGES FOLLOW]






























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                     [SIGNATURE PAGE TO CONSENT OF GUARANTOR
                   AND AMENDMENT NO. 2 TO CORPORATE GUARANTEE
                          AND SUBORDINATION AGREEMENT]


     IN WITNESS WHEREOF, Guarantor and Lender have hereunto executed this instrument as of the _____ day of ____________, 1999.

                                  RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation


                                  By
                                  Name
                                  Title


                                  FINOVA CAPITAL CORPORATION,
                                  a Delaware corporation


                                  By
                                  Name
                                  Title

















































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                                  EXHIBIT 1 TO
                              CONSENT OF GUARANTOR

             Exceptions To Representations And Warranties Reaffirmed
                      By Guarantor Pursuant To This Consent




                                      NONE























































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